                               UNION BANK OF CALIFORNIA

                                  SENIOR MANAGEMENT

                                      BONUS PLAN



                           -- Effective January 1, 1996 --

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                               UNION BANK OF CALIFORNIA
                                  SENIOR MANAGEMENT
                                      BONUS PLAN


I.   OBJECTIVE

     Union Bank of California (the Bank) provides a challenging and rewarding environment where outstanding performance is encouraged and recognized. Senior Managers are provided with a base salary and the opportunity to earn additional compensation based on, and consistent with, their individual performance.

     The objective of the Senior Management Bonus Plan (the Plan) is to reward Senior Managers who assist in achieving and exceeding the Bank's and their Group's financial goals. In addition, the Plan is designed to help provide an environment that stimulates high performance, as well as motivates Senior Managers to exercise initiative, effort, and ingenuity.

II.  EFFECTIVE DATE

     The Plan is effective January 1, 1996, and terminates December 31, 1996.

III. ELIGIBILITY

     With the exception of policy-making officers who are Bank Of
     Tokyo-Mitsubishi (" BTM ") expatriates, the following individuals are eligible to participate in the Plan:
     -    Vice Chairmen
     -    Executive Vice Presidents (EVP)
     - Senior Vice Presidents (SVP) whose performance is associated primarily with the Bank's performance and therefore do not participate in business unit incentive plans

     The President and CEO, Chairman, Deputy Chairman and Chief Operating Officer (" COO "), and Vice Chairmen and policy-making EVP's who are BTM expatriates are not eligible to participate in the plan.


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                               UNION BANK OF CALIFORNIA
                                  SENIOR MANAGEMENT
                                      BONUS PLAN

IV   BASIS FOR PAYMENT

     A.   BANK FINANCIAL GOALS

          The Bank's Plan goals are Return On Average Assets (ROA) Ratio and Net Income, which will be designated by the President and CEO in the
          financial planning process.   ROA is defined as:

          --------------------------------------------------------------
          --------------------------------------------------------------

                   Return On                     Net Income
                 Average Assets      =           ----------
                                            Average Annual Assets

          --------------------------------------------------------------
          --------------------------------------------------------------


     B.   INCENTIVE TARGETS

          Incentive targets with Bank performance at 100% of financial goals are 25% for SVPs and 35% for EVPs and above.

          Group Heads may recommend individual incentive targets that vary by position within officer level, taking into consideration competitive market factors and the criticality of the position. Variances in individual incentive targets and resulting payments are subject to review by the COO or CFO, as appropriate, and final approval of the President and CEO, provided that the payments do not exceed the approved bonus fund designated for the respective officer level for each Group.


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                               UNION BANK OF CALIFORNIA
                                  SENIOR MANAGEMENT
                                      BONUS PLAN

     C.   FUNDING FORMULA

          At the end of the fiscal year, bonus funds will be generated according to the following formulas:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          1.   SENIOR VICE PRESIDENT FUND FORMULA
                          -----------------------------------------------------
                          -----------------------------------------------------
                                             FUND AS A % OF
                                          PARTICIPANT SALARIES
                          -----------------------------------------------------
                          -----------------------------------------------------
                                    PERFORMANCE AGAINST CORPORATE GOAL
                                       FOR RETURN ON AVERAGE ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     PERFORMANCE AGAINST      BELOW                                  ABOVE
        CORPORATE GOAL
        FOR NET INCOME         70%      70-89%   90-109%   110-130%   130%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
               BELOW 70%        0%       10%       15%       20%       25%
--------------------------------------------------------------------------------
                  70-89%       10%       15%       20%       25%       30%
--------------------------------------------------------------------------------
                 90-109%       15%       20%       25%       30%       35%
--------------------------------------------------------------------------------
                110-130%       20%       25%       30%       35%       40%
--------------------------------------------------------------------------------
              ABOVE 130%       25%       30%       35%       40%       50%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    2.   EXECUTIVE VICE PRESIDENT AND ABOVE FUND FORMULA
                          -----------------------------------------------------
                          -----------------------------------------------------
                                             FUND AS A % OF
                                          PARTICIPANT SALARIES
                          -----------------------------------------------------
                          -----------------------------------------------------
                                    PERFORMANCE AGAINST CORPORATE GOAL
                                       FOR RETURN ON AVERAGE ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    PERFORMANCE AGAINST       BELOW                                  ABOVE
       CORPORATE GOAL
       FOR NET INCOME          70%      70-89%   90-109%   110-130%   130%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
               BELOW 70%        0%       15%       20%       30%       35%
--------------------------------------------------------------------------------
                  70-89%       15%       20%       30%       35%       40%
--------------------------------------------------------------------------------
                 90-109%       20%       30%       35%       40%       50%
--------------------------------------------------------------------------------
                110-130%       30%       35%       40%       50%       60%
--------------------------------------------------------------------------------
              ABOVE 130%       35%       40%       50%       60%       70%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


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

                               UNION BANK OF CALIFORNIA
                                  SENIOR MANAGEMENT
                                      BONUS PLAN


         The President and CEO will submit bonus fund recommendations to the Committee, which may establish, reduce, increase, or otherwise make adjustments to a calculated bonus fund, subject to the maximum for that fund (50% for SVP fund and 70% for EVP fund) and based on the following:

         -    The Bank's overall performance in relation to other peer banks
         - Whether absolute Return On Average Assets and/or Net Income goals are reasonable in relation to long-term objectives and the Bank's historical performance.
         - Merger integration efforts and success, with particular emphasis on full and timely achievement of the cost reduction commitments that have been made to shareholders, the Board, and the investor community.
         - Efficiency ratios as compared to peer banks, with recognition that constant attention must be given to long-term expense reduction through continuous productivity improvement in order to support UBOC's competitiveness.
         -    General economic or market conditions
         -    Achievement of other financial and strategic objectives
         - Normalizing financial data to allow for an acquisition/merger, other extraordinary circumstances or material events that were not specifically planned or not directly related to the performance of Bank executives during the performance year.

    D.   DETERMINING INDIVIDUAL AWARDS

         1. Individual bonus awards will be determined in the following manner:

              a. The President and CEO will recommend awards for eligible Vice Chairmen and policy-making officers to the Committee, which will then review and approve these awards, with or without modification. The recommendations of the President and CEO, prior to their submittal, will have been developed in conjunction with the CFO, COO, and, when relevant, the Group Head to whom the policy-making officer reports.

              b. The President and CEO, in consultation with the COO and CFO, will allocate the remaining funds for non policy-making officers to Group Heads based on aggregate individual incentive award targets and Group performance. Any adjustments to allocations, based on Group performance, must be made within the approved bonus funding limits. The President and CEO will also issue guidelines for Group Heads to develop individual bonus award recommendations.


                                          5

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                               UNION BANK OF CALIFORNIA
                                  SENIOR MANAGEMENT
                                      BONUS PLAN


              c. Group Heads will prepare individual EVP and eligible SVP bonus award recommendations. Recommendations by Group Heads who report to the COO will then be reviewed by the COO and forwarded to the CEO for final approval. Group Heads who report to the CEO will submit recommendations directly to the CEO for final approval.

              d. The Committee may request a report on bonuses awarded to executives other than policy-making officers.

         2. Individual awards may exceed the incentive target, up to a maximum of 50% or 70% for SVP's and EVP's, respectively, subject to overall bonus funding limits. Individual awards above the maximum may be granted in exceptional circumstances and require the approval of the President and CEO and the Committee.

         3. Vacation, sick pay, retirement, and all other employee benefit plans excluding the 401(k) plan are based on the base salary rate and do not include Senior Management Bonus payments.


V.  ADMINISTRATION

    A. The final authority and responsibility for administration of the Plan resides exclusively with the Committee.

    B. The Director of Finance will have responsibility for calculating the bonus funds including the application of any fund limitations specified by the Committee. The bonus funds will be rounded to the nearest thousand dollars and individual awards will be rounded to the nearest one hundred dollars.

    C. The Director of Human Resources will have responsibility for providing the Director of Finance with information on Bonus-eligible executives and salaries, processing award payments, and keeping records of activities related to the Plan.

    D. The award payments will be made as soon as administratively practical after the end of the fiscal year.

    E. New participants will be eligible to receive a pro-rated award based on the number of months worked (rounded-up) as a participant during the Plan year.


                                          6

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                               UNION BANK OF CALIFORNIA
                                  SENIOR MANAGEMENT
                                      BONUS PLAN


    F. Participants on Leave of Absence during part of the Plan year will be eligible for a pro-rated award payment based upon the number of months worked (rounded-up) during the Plan year.


    G. Participants must be employed by the Bank, Bank of Tokyo-Mitsubishi Group or any subsidiary or affiliate at the time awards are to be paid in order to receive payment. In the case of retirement, death, permanent disability, or exceptional circumstances, deviations from eligibility due to non-employment at the date of payment may be approved at the sole discretion of the President and CEO for non-policy making EVPs and eligible SVPs and at the sole discretion of the Committee for policy-making officers.

VI. GENERAL PROVISIONS

    A.   NO CONTRACT OF EMPLOYMENT

         Neither the action of Union Bank of California in establishing this Plan or its provisions, nor any action taken according to those provisions, will be construed as giving the right to a participant to continue in the employ of the Bank. The Plan is not a contract of employment. No rights in the Plan will accrue to any person whether or not he/she is selected to participate in the Plan, and no person will, because of the Plan acquire any right to an accounting or to examine the books or the affairs of the Bank.

    B.   ASSIGNMENT

         No funds, assets or other property of the Bank, and no obligation or liability of the Bank under this Plan, will be subject to any claim of any participant, nor will any participant have any right or power to pledge, encumber or assign any bonus award provided for in this Plan.

    C.   SOLE AND ENTIRE PLAN

         No Bank director, officer, employee or other person has the authority to enter into any agreement, either written or oral, with any person or participant concerning an award or payment of a bonus award, or to make any representation or warranty with respect to any bonus award under this Plan. Only the President and CEO or the Committee, as appropriate, will have such authority. This Plan supersedes any prior oral or written understanding on this subject.


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                               UNION BANK OF CALIFORNIA
                                  SENIOR MANAGEMENT
                                      BONUS PLAN


    D.   CONTINGENCY

         The Plan is contingent in character and, therefore, no rights will vest in any individual participant under the Plan until all conditions of the Plan are satisfied.

    E.   MINIMUM PERSONAL PERFORMANCE

         Bank management in its absolute discretion through the President and CEO, and in consultation with the Committee where appropriate, retains the right to reduce or eliminate incentive awards which are not yet paid for a participant whose personal performance level is unsatisfactory, regardless of the Bank's or Group's performance. Unsatisfactory personal performance shall be determined by the Bank in its absolute discretion and may include, but only as examples and not as an exhaustive list, such factors as misconduct, poor performance rating, poor credit management, poor account management, disruptive behavior, failure to adhere to Bank policies and procedures, failure to abide by Bank compliance standards, poor audits, failure to control or monitor risk, or other relevant factors.

    F.   NO VESTING

         The right to receive any payment of a bonus award shall not vest in any employee, or the estate of the employee, until such payment is actually made in accordance with the terms and conditions of the Plan.


    G.   ADMINISTRATION

         Bank management shall determine in its absolute discretion all elements and goals of the Plan. All determinations made by the Bank shall be binding. At any time prior to the date the awards are paid, the Bank reserves the right to adjust any element or goals of the Plan.


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                               UNION BANK OF CALIFORNIA
                                  SENIOR MANAGEMENT
                                      BONUS PLAN


    H.   AMENDMENT

         The Bank management may at any time, revise, amend, suspend, or terminate in whole or in part, any or all provisions of this Plan.

    I.   OTHER INCENTIVE PLANS

         An individual may not participate in this Plan during the time that he/she is participating in any business unit incentive plan.


    J.   TAX RELATED LIABILITIES

         Participants are responsible for determining the tax consequences of bonus awards and arranging for appropriate withholding and payment of all taxes due. The Bank will not be responsible for and will be held harmless from liability for payments, interest, penalties, costs or expenses incurred as a result of not arranging for sufficient withholding or deductions from bonus awards.

    K.   ARBITRATION

         This Plan is made, and shall in all respects be interpreted, enforced and governed by and under the laws of the United States, as appropriate, and the State of California. Any dispute arising out of or relating to this Plan including its meaning or interpretation will be resolved solely by arbitration before an experienced employment arbitrator selected in accordance with the model employment arbitration procedures of the American Arbitration Association. The locations of the arbitration will be in San Francisco, Los Angeles, San Diego, Portland or Seattle as selected by the Bank in good faith. The provisions of this paragraph are exclusive for all purposes and applicable to any and all disputes between a participant and the Plan. Any decision or award by an arbitrator shall affect the Plan solely as to its obligations to the participant who requests arbitration. The arbitrator's decision will have no impact on the Plan's relationship to any other participant, nor will it require the Bank to interpret the Plan in any particular manner.

    L.   BENEFITS UNFUNDED AND UNSECURED

         The rights of a participant, or any designated beneficiary of the participant, shall be solely those of an unsecured general creditor of the Bank, and the Bank's obligation shall be an unfunded and unsecured promise to pay.


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                               UNION BANK OF CALIFORNIA
                        SENIOR MANAGEMENT BONUS PLAN APPROVAL


                           -- EFFECTIVE JANUARY 1, 1996 --




The Senior Management Bonus Plan is adopted effective January 1, 1996 and terminates December 31, 1996.





              /s/ Kanetaka Yoshida
              -------------------------------------
              Kanetaka Yoshida
              President and Chief Executive Officer





              /s/ Takahiro Moriguchi
              -------------------------------------
              Takahiro Moriguchi
              Vice Chairman and Chief Financial Officer





              /s/ Paul Fearer
              -------------------------------------
              Paul Fearer
              Executive Vice President
              Director of Human Resources


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